CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-2

Section 7.3 Indenture                             Distribution Date:   1/18/2005
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                             0.00
              Class B Principal Payment                             0.00
              Class C Principal Payment                             0.00
                     Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement             1,191,180.56
              Class B Note Interest Requirement               108,707.75
              Class C Note Interest Requirement               167,092.56
                     Total                                  1,466,980.86

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                  2.38236
              Class B Note Interest Requirement                  2.60903
              Class C Note Interest Requirement                  3.11903

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                 500,000,000
              Class B Note Principal Balance                  41,666,000
              Class C Note Principal Balance                  53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account      5,952,380.00

(v)    Required Owner Trust Spread Account Amount           5,952,380.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

--------------------------------------------------------------------------------